UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2021, II-VI Incorporated (the “Company”) issued $990 million aggregate principal amount of its 5.000% senior notes due 2029 (the “Notes”) pursuant to an Indenture, dated as of December 10, 2021 (the “Indenture”), among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”). The Notes are guaranteed by each of the Company’s domestic subsidiaries that guarantee its existing credit agreement. The Notes were offered and sold either to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act. Interest on the Notes will be payable on December 15 and June 15 of each year, commencing on June 15, 2022, at a rate of 5.000% per annum. The Notes will mature on December 15, 2029.

The Company intends to use the proceeds from the Offering, together with other financing sources (including the Term Facilities (as defined below)) and cash on hand, to fund the cash consideration, the repayment of certain indebtedness and certain fees and expenses in connection with the Company’s previously announced pending business combination with Coherent, Inc. (“Coherent”), pursuant to an Agreement and Plan of Merger, dated March 25, 2021 (the “Agreement and Plan of Merger”), by and among the Company, Coherent and Watson Merger Sub Inc., a wholly owned subsidiary of the Company (the “Coherent Acquisition”).

On or after December 15, 2024, the Company may redeem the Notes, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time prior to December 15, 2024, the Company may redeem the Notes, at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. Notwithstanding the foregoing, at any time and from time to time prior to December 15, 2024, the Company may redeem up to 40% of the aggregate principal amount of the Notes using the proceeds of certain equity offerings as set forth in the Indenture, at a redemption price equal to 105.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, if (i) the consummation of the Coherent Acquisition has not been consummated on or prior to 11:59 p.m., Eastern Time, on December 15, 2022 or (ii) the Company informs the Trustee in writing or otherwise announces in writing that the Coherent Acquisition is no longer being pursued and/or the Agreement and Plan of Merger has been terminated without consummation of the Coherent Acquisition, then the Company will be required to redeem all of the outstanding notes at a redemption price equal to 100% of the principal amount of the notes, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

The Indenture contains customary covenants and events of default, including, default relating to among other things, payment default, failure to comply with covenants or agreements contained in the Indenture or the Notes and certain provisions related to bankruptcy events.

The foregoing description of the Indenture is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01. Other Events.

On December 10, 2021, the Company issued a press release announcing the closing of the Offering and the allocation and pricing of a new term loan A credit facility (the “Term Loan A Facility”) in an aggregate principal amount of $850 million, a new term loan B credit facility (the “Term Loan B Facility” and, together with the Term Loan A Facility, the “Term Facilities”) in an aggregate principal amount of $2,800 million, and a new revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of $350 million, which Term Facilities are expected to be borrowed in connection with the closing of the Coherent Acquisition. The Revolving Credit Facility is expected to be available concurrently with the closing of the Coherent Acquisition. The Term A Facility and Revolving Credit Facility borrowings in U.S. dollars will each bear interest at LIBOR (subject to a 0.00% floor) plus a range of 1.75% to 2.50%, depending on the Company’s total net leverage ratio. The Term A Facility and the Revolving Credit Facility Borrowings are initially expected to bear interest at LIBOR plus 2.00%. The Term Loan B Facility will bear interest at LIBOR (subject to a 0.50% floor) plus 2.75%. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this report, including the exhibits hereto, shall not constitute an offer to sell, or a solicitation of an offer to purchase, any Notes in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of December 10, 2021, among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 5.000% Senior Notes due 2029 (included in Exhibit 4.1).

99.1	Press Release, dated December 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this communication have a reasonable basis, but there can be no assurance that the expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this communication include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xviii) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (xix) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise and (xx) the risks that the Offering may not be completed. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the Securities and Exchange Commission (“SEC”) in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the Transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 27, 2021 (as amended on May 4, 2021 and as supplemented by Coherent in its Form 8-K, as amended, filed with the SEC on June 15, 2021), which includes a joint proxy statement of II-VI and Coherent and also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the Transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This communication is not a substitute for the Form S-4, the Joint Proxy Statement/Prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at https://ii-vi.com/investor-relations. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at https://investors.coherent.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: December 10, 2021	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer